Exhibit 10.5
AMENDMENT NO. 3 TO CREDIT AGREEMENT
          AMENDMENT NO. 3 TO CREDIT AGREEMENT dated as of November 17, 2005 (this “Amendment”) among (a) Cardtronics, Inc., a Delaware corporation (the “Borrower”), (b) Cardtronics, LP, a Delaware limited partnership, Cardtronics GP, Inc., a Delaware corporation, and Cardtronics LP, Inc., a Delaware corporation (collectively, the “Guarantors”), (c) the lenders party to the Credit Agreement referred to below (the “Lenders”), and (d) BNP Paribas, as administrative agent (the “Administrative Agent”) for the Lenders.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, the Guarantors, the Lenders, the Administrative Agent and others have entered into a Third Amended and Restated First Lien Credit Agreement dated as of May 17, 2005, as amended by Amendment No. 1 to Credit Agreement dated as of July 6, 2005 and Amendment No. 2 to Credit Agreement dated as of August 5, 2005 (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined in this Amendment being used herein as defined in the Credit Agreement);
          (2) The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement as provided herein;
          (3) The Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;
          (4) NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
          (a) Section 5.04(e) of the Credit Agreement is deleted in its entirety.
          (b) The list of Scheduled Capital Expenditures in Section 8.13(a) of the Credit Agreement is amended and restated in full to read as follows:

Test Period Ending:	Amounts:
June 30, 2005	$31,776,000
September 30, 2005	$37,689,854
December 31, 2005	$39,083,512
March 31, 2006	$41,327,441
June 30, 2006	$44,231,079
September 30, 2006	$41,204,379

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December 31, 2006	$40,908,347
March 31, 2007	$40,908,347
June 30, 2007	$40,908,347
September 30, 2007	$40,908,347
December 31, 2007	$28,485,475
March 31, 2008	$25,485,475
June 30, 2008	$25,485,475
September 30, 2008	$25,485,475
December 31, 2008	$25,485,475
March 31, 2009	$25,485,475
June 30, 2009	$25,485,475
September 30, 2009	$25,485,475
December 31, 2009	$25,485,475
March 31, 2010	$25,485,475
June 30, 2010	$25,485,475
          (c) Section 8.16 of the Credit Agreement is amended and restated in full to read as follows:
     “Other than the Company and the Partnership and any Subsidiary of the Borrower or the Partnership acquired or created after the Effective Date in compliance with Section 7.09 (including, without limitation, pursuant to a Permitted Acquisition), no Loan Party shall own any material assets (other than (a) the Voting Equity Interests of the General Partner, the Limited Partner and Bidco owned by the Borrower, (b) the Voting Equity Interests of the Partnership owned by the General Partner and the Limited Partner, and (c) the Voting Equity Interests in any Foreign Subsidiary owned by the Borrower or any other Foreign Subsidiary) or conduct any material business operations. Bidco shall not carry on any business, own any assets or incur any liabilities, except for (i) the provision of administrative services (except treasury services) to its Subsidiaries of a type customarily provided by a holding company to its Subsidiaries, (ii) ownership of shares in the Company, and (iii) liabilities for professional fees and administration costs in the ordinary course of business as a holding company. The Borrower shall not permit any Foreign Subholdco to carry on any business, own any assets or incur any liabilities, except for the ownership of all of the Equity Interests in any of its Foreign Subsidiaries.”
          SECTION 2. Conditions of Effectiveness of Amendment. (a) The amendments to the Credit Agreement set forth in Section 1 shall become effective on the date when the Administrative Agent shall have received counterparts of this Amendment executed by (i) the Borrower and each Loan Party, (ii) the Administrative Agent, and (iii) the Requisite Lenders, or, as to any of the foregoing parties, advice satisfactory to the Administrative Agent that each of the foregoing parties has executed this Amendment.
          SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

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          (a) The execution, delivery and performance by each of the Borrower and each of the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws or (ii) any law or any contractual restriction binding on or affecting it the contravention of which would be reasonably likely to have a Material Adverse Effect.
          (b) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).
          (c) After giving effect to this Amendment, no event shall have occurred and be continuing that constitutes a Default.
          SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          (a) Each of the Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Guaranty does and shall continue to guarantee the Guaranteed Obligations, in each case, as amended by this Amendment.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrower

CARDTRONICS, INC.

By	/s/ J. Chris Brewster

Name: J. Chris Brewster
Title: Chief Financial Officer

Guarantors

CARDTRONICS, LP

By: CARDTRONICS GP, INC.,
its general partner

By:	/s/ J. Chris Brewster

Name: J. Chris Brewster
Title: Chief Financial Officer

CARDTRONICS GP, INC.

By:	/s/ J. Chris Brewster

Name: J. Chris Brewster
Title: Chief Financial Officer

CARDTRONICS LP, INC.

By:	/s/ Peter J. Winnington

Name: Peter J. Winnington
Title: President

BNP PARIBAS, as Administrative Agent

By	/s/ Chris Goodwin

Name: Chris Goodwin
Title: Managing Director

By	/s/ Sean Davenport

Name: Sean Davenport
Title: Director

Lenders:

GENERAL ELECTRIC CAPITAL CORPORATION

[Please print name of lender]

By	/s/ Jeffrey Skinner

Name: Jeffrey Skinner
Title: Duly Authorized Signatory

Lenders:

AMEGY BANK NATIONAL ASSOCIATION

[Please print name of lender]

By	/s/ David C. Moriniere

Name: David C. Moriniere
Title: Vice President

Lenders:

COMPASS BANK

[Please print name of lender]

By	/s/ David G. Mills

Name: David G. Mills
Title: Senior Vice President

Lenders:

Wells Fargo Bank, N.A.

[Please print name of lender]

By	/s/ Charles W. Randall

Name: Charles W. Randall
Title: Vice President

Lenders:

BNP PARIBAS

[Please print name of lender]

By	/s/ Chris Goodwin

Name: Chris Goodwin
Title: Managing Director

By	/s/ Sean Davenport

Name: Sean Davenport
Title: Director

Lenders:

JPMorgan Chase Bank, N.A.

[Please print name of lender]

By	/s/ Michael Becker

Name: Michael Becker
Title: Vice President

Lenders:

Bank of America, NA

[Please print name of lender]

By	/s/ David A. Batson

Name: David A. Batson
Title: VP